BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated September 29, 2026 to

the Prospectuses and Statement of Additional Information

of the Fund, each dated August 28, 2026, as supplemented to date

The Board of Trustees (the “Board”) of the Fund has approved a proposal, pursuant to which the following changes will be effective on or about May 4, 2027:

•

The Fund will convert to a unitary administration fee structure by entering into a new administration agreement (the “Administration Agreement”) with the Fund’s administrator, BlackRock Advisors, LLC (“BlackRock”), pursuant to which BlackRock will provide administration services to the Fund and pay for all expenses incurred by the Fund, excluding certain expenses described in the Administration Agreement, in exchange for the following fee with respect to each share class: 0.15% for Institutional Shares, 0.13% for Investor A Shares, 0.14% for Investor C Shares, 0.04% for Class K Shares, 0.17% for Class R Shares, and 0.17% for Service Shares;

•

The Fund’s existing investment advisory agreement (the “Investment Advisory Agreement”) with BlackRock will be amended and restated to remove the provision of administrative services that will be provided under the Administration Agreement and reduce each breakpoint to the contractual management fee rate as follows: 0.58% of the Fund’s average daily net assets not exceeding $8 billion, 0.54% of the Fund’s average daily net assets in excess of $8 billion but not more than $10 billion, 0.52% of the Fund’s average daily net assets in excess of $10 billion but not more than $12 billion, 0.50% of the Fund’s average daily net assets in excess of $12 billion but not more than $17 billion, 0.49% of the Fund’s average daily net assets in excess of $17 billion but not more than $25 billion, 0.48% of the Fund’s average daily net assets in excess of $25 billion but not more than $30 billion, 0.45% of the Fund’s average daily net assets in excess of $30 billion but not more than $40 billion, and 0.43% of the Fund’s average daily net assets in excess of $40 billion; and

•	The contractual operating expense limit applicable to each share class of the Fund will be terminated.

Shareholders should retain this Supplement for future reference.

PRSAI-EQD-0926SUP